Notes Payable and Stock Purchase Warrants (Tables)	12 Months Ended
Dec. 31, 2015
Notes Payable and Stock Purchase Warrants
Schedule of future maturities of the Oxford notes

              The following are the scheduled maturities of the Oxford notes as of December 31, 2015, assuming the Company does not receive its CE mark by February 1, 2016, in which case, principal payments will begin on February 1, 2016 (in thousands):

2016	$2,389
2017	2,786
2018	2,985
2019	1,840